EXHIBIT 99.4

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

Asset Backed Certificates
IXIS
2005-HE4

XS includes any Net Swap Payments received and subtracts any Net Swap Payment owed

-------------------------------------------------------------------------------------------
     Forward + 200
-------------------------------------------------------------------------------------------
Per    Date            Coll_Bal        XS_Interest    1mLIBOR    6mLIBOR   XS as %
    1 12/25/2005     847,893,114.14     596,209.36     4.0375    4.3700      0.84% *Prefund
    2  1/25/2006     830,464,245.36     835,395.62     6.1991    6.4478      1.21% *Prefund
    3  2/25/2006     812,168,013.53   1,142,660.05     6.2852    6.5220      1.69% *Prefund
    4  3/25/2006     793,018,474.95   1,488,170.17     6.3991    6.5729      2.25%
    5  4/25/2006     773,029,695.54   1,389,498.73     6.5079    6.6085      2.16%
    6  5/25/2006     753,441,630.79   1,351,557.16     6.4967    6.6317      2.15%
    7  6/25/2006     734,242,842.92   1,279,554.77     6.5618    6.6536      2.09%
    8  7/25/2006     715,422,666.37   1,243,640.47     6.6317    6.6618      2.09%
    9  8/25/2006     696,971,181.09   1,177,552.15     6.5818    6.6591      2.03%
   10  9/25/2006     678,879,211.04   1,131,796.08     6.6029    6.6637      2.00%
   11 10/25/2006     661,138,864.53   1,105,866.68     6.6443    6.6644      2.01%
   12 11/25/2006     643,741,861.22   1,039,199.53     6.6260    6.6594      1.94%
   13 12/25/2006     626,689,423.97   1,022,627.41     6.6099    6.6558      1.96%
   14  1/25/2007     609,981,998.00     954,838.81     6.6175    6.6488      1.88%
   15  2/25/2007     593,696,975.12     915,416.78     6.6080    6.6418      1.85%
   16  3/25/2007     577,833,672.99     961,572.10     6.6067    6.6378      2.00%
   17  4/25/2007     562,387,977.00     840,679.42     6.6205    6.6332      1.79%
   18  5/25/2007     547,354,714.10     835,365.10     6.6035    6.6284      1.83%
   19  6/25/2007     532,723,068.97     772,686.06     6.5694    6.6259      1.74%
   20  7/25/2007     518,482,309.42     774,109.38     6.5753    6.6302      1.79%
   21  8/25/2007     504,614,969.64     808,913.39     6.5862    6.6343      1.92%
   22  9/25/2007     491,117,715.46     989,310.96     6.5804    6.6393      2.42%
   23 10/25/2007     478,042,873.68   1,038,977.81     6.5853    6.6464      2.61%
   24 11/25/2007     465,321,351.44     960,206.36     6.5905    6.6525      2.48%
   25 12/25/2007     452,942,680.30   1,015,154.08     6.5934    6.6582      2.69%
   26  1/25/2008     440,897,624.36     926,197.90     6.6013    6.6630      2.52%
   27  2/25/2008     429,174,482.09     953,421.97     6.6137    6.6675      2.67%
   28  3/25/2008     417,762,994.16   1,251,226.21     6.6223    6.6704      3.59%
   29  4/25/2008     406,673,206.33   1,111,947.43     6.6243    6.6732      3.28%
   30  5/25/2008     395,879,674.79   1,162,004.16     6.6229    6.6770      3.52%
   31  6/25/2008     385,373,832.22   1,083,163.52     6.6226    6.6811      3.37%
   32  7/25/2008     375,148,007.40   1,121,659.98     6.6264    6.6870      3.59%
   33  8/25/2008     365,194,570.53   1,109,281.52     6.6322    6.6934      3.65%
   34  9/25/2008     355,509,060.12   1,240,195.31     6.6383    6.7012      4.19%
   35 10/25/2008     346,094,271.96   1,282,409.59     6.6437    6.7094      4.45%
   36 11/25/2008     336,929,848.40   1,207,259.42     6.6487    6.7165      4.30%
   37 12/25/2008     328,009,239.51   6,889,356.92     6.6562    6.7239     25.20%
   38  1/25/2009     319,325,683.06   1,583,973.82     6.6655    6.7292      5.95%
   39  2/25/2009     310,872,179.47   1,591,522.81     6.6766    6.7338      6.14%
   40  3/25/2009     302,643,507.65   1,724,303.70     6.6859    6.7374      6.84%
   41  4/25/2009     294,633,988.18   1,531,368.64     6.6915    6.7413      6.24%
   42  5/25/2009     286,836,663.77   1,544,227.97     6.6907    6.7459      6.46%
   43  6/25/2009     279,245,770.77   1,456,476.77     6.6881    6.7508      6.26%
   44  7/25/2009     271,855,760.15   1,463,525.71     6.6912    6.7581      6.46%
   45  8/25/2009     264,661,227.94   1,393,207.07     6.6992    6.7653      6.32%
   46  9/25/2009     257,657,754.70   1,362,115.22     6.7080    6.7726      6.34%
   47 10/25/2009     250,840,014.98   1,369,672.07     6.7144    6.7792      6.55%
   48 11/25/2009     244,202,711.27   1,290,402.94     6.7213    6.7844      6.34%
   49 12/25/2009     237,740,992.53   1,295,476.87     6.7292    6.7907      6.54%
   50  1/25/2010     231,450,154.22   1,218,957.73     6.7353    6.7961      6.32%
   51  2/25/2010     225,325,652.53   1,193,162.13     6.7410    6.8018      6.35%
   52  3/25/2010     219,363,282.74   1,278,194.27     6.7464    6.8070      6.99%
   53  4/25/2010     213,558,772.08   1,131,550.30     6.7506    6.8125      6.36%
   54  5/25/2010     207,907,732.89   1,136,808.20     6.7567    6.8188      6.56%
   55  6/25/2010     202,406,096.00   1,035,174.45     6.7617    6.8241      6.14%
   56  7/25/2010     197,049,856.80   1,047,098.93     6.7674    6.8300      6.38%
   57  8/25/2010     191,834,213.47     984,021.06     6.7725    6.8353      6.16%
   58  9/25/2010     186,743,358.71     959,629.16     6.7783    6.8412      6.17%
   59 10/25/2010     181,781,986.32     968,471.09     6.7839    6.8470      6.39%
   60 11/25/2010     176,950,537.04     907,823.29     6.7891    6.8514      6.16%
   61 12/25/2010     172,245,877.59     915,773.07     6.7950    6.8574      6.38%
   62  1/25/2011     167,665,581.70     859,007.34     6.8002    6.8626      6.15%
   63  2/25/2011     163,206,824.08     836,158.61     6.8061    6.8684      6.15%
   64  3/25/2011     158,866,375.73     906,990.24     6.8116    6.8736      6.85%
   65  4/25/2011     154,641,173.81     792,608.43     6.8159    6.8791      6.15%
   66  5/25/2011     150,527,982.99     799,683.51     6.8221    6.8852      6.38%
   67  6/25/2011     146,523,819.99     749,191.69     6.8271    6.8902      6.14%
   68  7/25/2011     142,625,786.27     756,746.64     6.8327    6.8958      6.37%
   69  8/25/2011     138,831,176.72     709,797.66     6.8376    6.9007      6.14%
   70  9/25/2011     135,137,241.05     691,755.07     6.8431    6.9061      6.14%
   71 10/25/2011     131,541,382.67     698,233.24     6.8483    6.9112      6.37%
   72 11/25/2011     128,040,845.53     654,108.74     6.8530    6.9155      6.13%
   73 12/25/2011     124,633,091.12     660,128.94     6.8584    6.9207      6.36%
   74  1/25/2012     121,315,654.73     618,891.53     6.8629    6.9252      6.12%
   75  2/25/2012     118,086,216.84     602,202.21     6.8681    6.9303      6.12%
   76  3/25/2012     114,942,429.12     631,467.92     6.8730    6.9346      6.59%
   77  4/25/2012     111,882,089.73     570,587.87     6.8769    6.9393      6.12%
   78  5/25/2012     108,902,871.97     575,977.17     6.8821    6.9444      6.35%
   79  6/25/2012     106,002,618.88     539,364.29     6.8864    6.9485      6.11%
   80  7/25/2012     103,179,234.71     544,503.08     6.8911    6.9531      6.33%
   81  8/25/2012     100,430,682.18     510,160.13     6.8952    6.9570      6.10%
   82  9/25/2012      97,755,017.71     496,901.87     6.8998    6.9615      6.10%
   83 10/25/2012      95,150,371.95     501,779.21     6.9040    6.9657      6.33%
   84 11/25/2012      92,614,768.89     469,823.06     6.9077    6.9687      6.09%
   85 12/25/2012      90,146,377.33     474,422.00     6.9121    6.9732      6.32%
   86  1/25/2013      87,743,415.09     444,117.37     6.9157    6.9770      6.07%
   87  2/25/2013      85,404,148.51     432,031.21     6.9201    6.9816      6.07%
   88  3/25/2013      83,126,922.45     446,945.91     6.9242    6.9855      6.45%
   89  4/25/2013      80,910,140.89     384,702.35     6.9272    6.9899      5.71%
   90  5/25/2013      78,752,129.05     289,900.38     6.9322    6.9952      4.42%
   91  6/25/2013      76,651,330.09     254,186.32     6.9361    6.9993      3.98%
   92  7/25/2013      74,606,226.75     263,431.65     6.9407    7.0042      4.24%
   93  8/25/2013      72,615,343.76     242,498.60     6.9447    7.0085      4.01%
   94  9/25/2013      70,677,275.62     237,455.68     6.9494    7.0135      4.03%
   95 10/25/2013      68,790,674.31     245,952.13     6.9540    7.0183      4.29%
   96 11/25/2013      66,954,101.11     226,532.42     6.9582    7.0219      4.06%
   97 12/25/2013      65,166,229.42     234,489.96     6.9631    7.0271      4.32%
   98  1/25/2014      63,425,768.11     216,139.55     6.9674    7.0318      4.09%
   99  2/25/2014      61,731,461.26     211,365.27     6.9725    7.0372      4.11%
  100  3/25/2014      60,082,115.39     243,455.71     6.9775    7.0420      4.86%
  101  4/25/2014      58,476,583.70     202,476.22     6.9812    7.0474      4.16%
  102  5/25/2014      56,913,638.40     209,226.70     6.9871    7.0536      4.41%
  103  6/25/2014      55,392,151.39     193,130.27     6.9918    7.0587      4.18%
  104  7/25/2014      53,911,023.04     199,303.37     6.9974    7.0647      4.44%
  105  8/25/2014      52,469,184.38     184,323.36     7.0023    7.0700      4.22%
  106  9/25/2014      51,065,623.58     180,586.82     7.0081    7.0761      4.24%
  107 10/25/2014      49,699,374.51     186,262.86     7.0136    7.0822      4.50%
  108 11/25/2014      48,369,378.10     172,336.82     7.0189    7.0869      4.28%
  109 12/25/2014      47,074,672.90     177,630.77     7.0250    7.0935      4.53%
  110  1/25/2015      45,814,323.04     164,455.49     7.0305    7.0994      4.31%
  111  2/25/2015      44,587,418.31     160,804.83     7.0368    7.1062      4.33%
  112  3/25/2015      43,393,100.93     183,099.40     7.0430    7.1124      5.06%
  113  4/25/2015      42,230,551.17     154,032.83     7.0480    7.1193      4.38%
  114  5/25/2015      41,098,861.50     158,489.74     7.0552    7.1270      4.63%
  115  6/25/2015      39,997,214.37     147,055.81     7.0614    7.1337      4.41%
  116  7/25/2015      38,924,812.44     151,229.02     7.0684    7.1413      4.66%
  117  8/25/2015      37,880,880.99     140,646.58     7.0748    7.1482      4.46%
  118  9/25/2015      36,864,839.35     138,020.67     7.0821    7.1560      4.49%
  119 10/25/2015      35,875,576.24     141,835.96     7.0894    7.1635      4.74%
  120 11/25/2015      34,912,583.17     131,949.47     7.0963    7.1700      4.54%
  121 12/25/2015      33,975,197.31     135,468.69     7.1041    7.1777      4.78%
  122  1/25/2016      33,062,693.83     126,136.24     7.1111    7.1845      4.58%
  123  2/25/2016      32,174,433.30     123,509.98     7.1187    7.1919      4.61%
  124  3/25/2016      31,309,796.76     133,066.49     7.1259    7.1985      5.10%
  125  4/25/2016      30,468,196.17     118,684.20     7.1320    7.2053      4.67%
  126  5/25/2016      29,648,961.21     121,682.09     7.1395    7.2125      4.92%
  127  6/25/2016      28,851,498.76     113,684.11     7.1458    7.2186      4.73%
  128  7/25/2016      28,075,230.88     116,427.05     7.1527    7.2252      4.98%
  129  8/25/2016      27,319,595.21     108,951.80     7.1587    7.2309      4.79%
  130  9/25/2016      26,584,062.61     106,972.32     7.1653    7.2372      4.83%
  131 10/25/2016      25,868,134.62     109,462.05     7.1714    7.2431      5.08%
  132 11/25/2016      25,171,244.09     102,558.11     7.1770    7.2473      4.89%
  133 12/25/2016      24,492,885.83     104,865.45     7.1830    7.2530      5.14%
  134  1/25/2017      23,832,568.27      98,371.39     7.1882    7.2578      4.95%
  135  2/25/2017      23,189,812.65      96,414.88     7.1939    7.2631      4.99%
  136  3/25/2017      22,564,162.99     106,744.50     7.1991    7.2674      5.68%
  137  4/25/2017      21,955,192.03      92,831.44     7.2027    7.2720      5.07%
  138  5/25/2017      21,362,425.24      94,742.94     7.2084    7.2773      5.32%
  139  6/25/2017      20,785,433.15      89,214.82     7.2126    7.2809      5.15%
  140  7/25/2017      20,223,797.90      90,988.99     7.2173    7.2851      5.40%
  141  8/25/2017      19,677,112.18      85,809.76     7.2210    7.2883      5.23%
  142  9/25/2017      19,144,980.83      84,331.33     7.2252    7.2921      5.29%
  143 10/25/2017      18,627,042.41      85,914.17     7.2289    7.2954      5.53%
  144 11/25/2017      18,122,897.70      81,224.45     7.2319    7.2973      5.38%
  145 12/25/2017      17,632,180.94      82,676.71     7.2354    7.3007      5.63%
  146  1/25/2018      17,154,536.67      78,286.19     7.2381    7.3033      5.48%
  147  2/25/2018      16,689,618.30      76,860.83     7.2414    7.3066      5.53%
  148  3/25/2018      16,237,089.38      83,485.46     7.2444    7.3091      6.17%
  149  4/25/2018      15,796,636.21      74,239.72     7.2460    7.3119      5.64%
  150  5/25/2018      15,367,924.99      75,376.00     7.2499    7.3157      5.89%
  151  6/25/2018      14,950,644.76      71,664.21     7.2523    7.3180      5.75%
  152  7/25/2018      14,544,492.80      72,698.75     7.2554    7.3210      6.00%
  153  8/25/2018      14,149,174.13      69,235.81     7.2576    7.3231      5.87%
  154  9/25/2018      13,764,402.18      68,144.06     7.2606    7.3259      5.94%
  155 10/25/2018      13,389,910.11      69,033.92     7.2631    7.3283      6.19%
  156 11/25/2018      13,025,413.48      65,921.43     7.2652    7.3294      6.07%
  157 12/25/2018      12,670,647.25      66,713.70     7.2679    7.3320      6.32%
  158  1/25/2019      12,325,353.74      63,819.49     7.2698    7.3338      6.21%
  159  2/25/2019      11,989,281.78      62,811.81     7.2724    7.3362      6.29%
  160  3/25/2019      11,662,187.37      66,796.77     7.2746    7.3378      6.87%
  161  4/25/2019      11,343,840.36      60,937.50     7.2754    7.3397      6.45%
  162  5/25/2019      11,034,001.47      61,510.44     7.2785    7.3426      6.69%
  163  6/25/2019      10,732,445.28      59,115.76     7.2800    7.3439      6.61%
  164  7/25/2019      10,438,952.32      59,613.71     7.2822    7.3459      6.85%
  165  8/25/2019      10,153,308.76      57,400.40     7.2835    7.3470      6.78%
  166  9/25/2019       9,875,306.76      56,612.73     7.2855    7.3488      6.88%
  167 10/25/2019       9,604,750.04      57,005.66     7.2870    7.3501      7.12%
  168 11/25/2019       9,341,435.17      55,048.93     7.2881    7.3504      7.07%
  169 12/25/2019       9,085,170.03      55,371.66     7.2898    7.3519      7.31%
  170  1/25/2020       8,835,767.78      53,572.93     7.2906    7.3524      7.28%
  171  2/25/2020       8,593,046.37      52,865.43     7.2921    7.3537      7.38%
  172  3/25/2020       8,356,828.80      54,017.07     7.2931    7.3540      7.76%
  173  4/25/2020       8,126,945.17      51,530.24     7.2931    7.3545      7.61%
  174  5/25/2020       7,903,225.01      51,692.31     7.2947    7.3557      7.85%
  175  6/25/2020       7,685,504.89      50,253.68     7.2949    7.3557      7.85%
  176  7/25/2020       7,327,804.12      50,098.32     7.2958    7.3562      8.20%
  177  8/25/2020       7,040,291.43      48,689.95     7.2958    7.3559      8.30%
  178  9/25/2020       6,829,734.92      48,102.02     7.2964    7.3562      8.45%
  179 10/25/2020       6,624,950.44      48,055.70     7.2965    7.3561      8.70%
  180 11/25/2020       6,436,043.77      46,985.08     7.2960    7.3547      8.76%
  181 12/25/2020       6,257,491.96      46,912.66     7.2962    7.3549      9.00%
  182  1/25/2021       6,083,776.86      45,962.00     7.2956    7.3543      9.07%
  183  2/25/2021       5,914,760.20      45,471.37     7.2958    7.3545      9.23%
  184  3/25/2021       5,750,308.11      45,995.20     7.2956    7.3540      9.60%
  185  4/25/2021       5,590,298.05      44,529.45     7.2943    7.3538      9.56%
  186  5/25/2021       5,434,612.40      44,343.49     7.2953    7.3548      9.79%
  187  6/25/2021       5,283,135.93      43,642.32     7.2947    7.3542      9.91%
  188  7/25/2021       5,135,756.36      43,416.19     7.2949    7.3544     10.14%
  189  8/25/2021       4,992,364.43      42,805.43     7.2944    7.3539     10.29%
  190  9/25/2021       4,852,853.74      42,404.68     7.2946    7.3541     10.49%
  191 10/25/2021       4,717,120.77      42,121.16     7.2944    7.3539     10.72%
  192 11/25/2021       4,585,064.67      41,636.85     7.2939    7.3526     10.90%
  193 12/25/2021       4,456,587.24      41,317.07     7.2941    7.3528     11.13%
  194  1/25/2022       4,331,592.97      70,388.40     7.2935    7.3522     19.50%
  195  2/25/2022       4,209,988.87     158,666.56     7.2937    7.3524     45.23%
  196  3/25/2022       4,091,684.38     154,303.04     7.2936    7.3518     45.25%
  197  4/25/2022       3,976,590.74     150,059.27     7.2922    7.3515     45.28%
  198  5/25/2022       3,864,622.78     145,930.07     7.2932    7.3525     45.31%
  199  6/25/2022       3,755,697.08     141,912.08     7.2926    7.3519     45.34%
  200  7/25/2022       3,649,732.30     138,002.44     7.2928    7.3520     45.37%
  201  8/25/2022       3,546,649.31     134,198.14     7.2921    7.3513     45.41%
  202  9/25/2022       3,446,371.06     130,496.23     7.2923    7.3515     45.44%
  203 10/25/2022       3,348,822.49     126,894.42     7.2920    7.3511     45.47%
  204 11/25/2022       3,253,930.66     123,389.63     7.2914    7.3496     45.50%
  205 12/25/2022       3,161,624.44     119,979.49     7.2915    7.3497     45.54%
  206  1/25/2023       3,071,834.68     116,661.45     7.2908    7.3489     45.57%
  207  2/25/2023       2,984,494.02     113,433.00     7.2908    7.3489     45.61%
  208  3/25/2023       2,899,536.92     110,289.34     7.2905    7.3481     45.64%
  209  4/25/2023       2,816,898.82     107,232.90     7.2890    7.3476     45.68%
  210  5/25/2023       2,736,518.32     104,259.27     7.2897    7.3484     45.72%
  211  6/25/2023       2,658,335.01     101,365.99     7.2889    7.3475     45.76%
  212  7/25/2023       2,582,290.01      98,551.04     7.2889    7.3473     45.80%
  213  8/25/2023       2,508,326.02      95,812.19     7.2880    7.3463     45.84%
  214  9/25/2023       2,436,387.25      93,146.34     7.2879    7.3461     45.88%
  215 10/25/2023       2,366,419.03      90,553.77     7.2873    7.3454     45.92%
  216 11/25/2023       2,298,368.88      88,031.33     7.2863    7.3439     45.96%
  217 12/25/2023       2,232,185.30      85,577.28     7.2861    7.3436     46.01%
  218  1/25/2024       2,167,818.24      83,189.79     7.2850    7.3424     46.05%
  219  2/25/2024       2,105,218.94      80,867.00     7.2847    7.3420     46.10%
  220  3/25/2024       2,044,339.94      78,604.62     7.2840    7.3407     46.14%
  221  4/25/2024       1,985,134.17      76,406.06     7.2824    7.3397     46.19%
  222  5/25/2024       1,927,557.52      74,267.30     7.2824    7.3395     46.24%
  223  6/25/2024       1,871,566.26      72,186.58     7.2811    7.3381     46.28%
  224  7/25/2024       1,817,117.77      70,162.49     7.2805    7.3374     46.33%
  225  8/25/2024       1,764,170.59      68,193.31     7.2791    7.3358     46.39%
  226  9/25/2024       1,712,684.32      66,275.42     7.2785    7.3349     46.44%
  227 10/25/2024       1,662,618.87      64,411.86     7.2773    7.3336     46.49%
  228 11/25/2024       1,613,936.79      62,598.99     7.2758    7.3311     46.54%
  229 12/25/2024       1,566,600.83      60,835.49     7.2749    7.3301     46.60%
  230  1/25/2025       1,520,574.75      59,120.11     7.2732    7.3281     46.66%
  231  2/25/2025       1,475,823.29      57,451.39     7.2722    7.3269     46.71%
  232  3/25/2025       1,432,312.08      55,824.93     7.2707    7.3249     46.77%
  233  4/25/2025       1,390,006.52      54,245.88     7.2681    7.3231     46.83%
  234  5/25/2025       1,348,875.24      52,710.04     7.2677    7.3224     46.89%
  235  6/25/2025       1,308,886.63      51,216.10     7.2657    7.3201     46.96%
  236  7/25/2025       1,270,009.83      49,763.08     7.2643    7.3185     47.02%
  237  8/25/2025       1,232,214.88      48,280.36     7.2620    7.3160     47.02%
  238  9/25/2025       1,195,541.82      46,830.78     7.2605    7.3142     47.01%
  239 10/25/2025       1,159,964.33      45,489.84     7.2584    7.3120     47.06%
  240 11/25/2025       1,125,387.99      44,185.75     7.2559    7.3087     47.12%
  241 12/25/2025       1,091,785.63      42,922.40     7.2541    7.3069     47.18%
  242  1/25/2026       1,059,125.97      41,698.76     7.2515    7.3044     47.25%
  243  2/25/2026       1,027,378.55      40,508.58     7.2497    7.3027     47.31%
  244  3/25/2026         996,518.67      39,348.01     7.2476    7.3002     47.38%
  245  4/25/2026         966,521.09      38,222.16     7.2444    7.2982     47.46%
  246  5/25/2026         937,363.66      37,127.31     7.2436    7.2975     47.53%
  247  6/25/2026         909,023.64      36,062.53     7.2413    7.2952     47.61%
  248  7/25/2026         881,478.89      35,027.10     7.2397    7.2937     47.68%
  249  8/25/2026         854,707.87      34,020.07     7.2375    7.2915     47.76%
  250  9/25/2026         828,689.57      33,038.99     7.2360    7.2901     47.84%
  251 10/25/2026         803,402.80      32,086.60     7.2341    7.2883     47.93%
  252 11/25/2026         778,828.46      31,160.45     7.2320    7.2855     48.01%
  253 12/25/2026         754,947.19      30,259.84     7.2307    7.2842     48.10%
  254  1/25/2027         731,740.14      29,384.13     7.2286    7.2822     48.19%
  255  2/25/2027         709,189.02      28,532.54     7.2273    7.2810     48.28%
  256  3/25/2027         687,275.96      27,702.87     7.2257    7.2790     48.37%
  257  4/25/2027         665,982.89      26,897.64     7.2230    7.2775     48.47%
  258  5/25/2027         645,293.63      26,114.73     7.2226    7.2772     48.56%
  259  6/25/2027         625,191.73      25,353.47     7.2208    7.2753     48.66%
  260  7/25/2027         605,661.20      24,613.34     7.2197    7.2743     48.77%
  261  8/25/2027         586,686.45      23,893.68     7.2178    7.2725     48.87%
  262  9/25/2027         568,252.31      23,193.10     7.2168    7.2715     48.98%
  263 10/25/2027         550,343.63      22,512.79     7.2154    7.2701     49.09%
  264 11/25/2027         532,946.43      21,851.37     7.2136    7.2681     49.20%
  265 12/25/2027         516,046.73      21,208.33     7.2127    7.2672     49.32%
  266  1/25/2028         499,630.94      20,583.20     7.2110    7.2655     49.44%
  267  2/25/2028         483,685.81      19,975.44     7.2101    7.2647     49.56%
  268  3/25/2028         468,198.45      19,383.81     7.2089    7.2631     49.68%
  269  4/25/2028         453,155.94      18,809.43     7.2069    7.2619     49.81%
  270  5/25/2028         438,546.46      18,251.08     7.2065    7.2615     49.94%
  271  6/25/2028         424,358.13      17,708.32     7.2050    7.2600     50.08%
  272  7/25/2028         410,579.40      17,180.74     7.2042    7.2593     50.21%
  273  8/25/2028         397,199.01      16,667.90     7.2027    7.2578     50.36%
  274  9/25/2028         384,206.02      16,168.96     7.2020    7.2571     50.50%
  275 10/25/2028         371,589.54      15,684.42     7.2009    7.2561     50.65%
  276 11/25/2028         359,339.43      15,213.45     7.1995    7.2539     50.80%
  277 12/25/2028         347,445.60      14,755.71     7.1988    7.2533     50.96%
  278  1/25/2029         335,898.23      14,310.83     7.1974    7.2519     51.13%
  279  2/25/2029         324,687.78      13,878.41     7.1968    7.2513     51.29%
  280  3/25/2029         313,804.91      13,457.76     7.1958    7.2500     51.46%
  281  4/25/2029         303,240.37      13,049.36     7.1937    7.2491     51.64%
  282  5/25/2029         292,985.59      12,652.48     7.1940    7.2493     51.82%
  283  6/25/2029         283,032.01      12,266.80     7.1927    7.2480     52.01%
  284  7/25/2029         273,371.28      11,892.03     7.1921    7.2475     52.20%
  285  8/25/2029         263,995.29      11,527.76     7.1909    7.2462     52.40%
  286  9/25/2029         254,896.12      11,173.68     7.1903    7.2458     52.60%
  287 10/25/2029         246,066.00      10,829.81     7.1895    7.2449     52.81%
  288 11/25/2029         237,497.57      10,495.69     7.1882    7.2429     53.03%
  289 12/25/2029         229,183.56      10,171.06     7.1878    7.2425     53.26%
  290  1/25/2030         221,116.89       9,855.66     7.1866    7.2413     53.49%
  291  2/25/2030         213,290.67       9,549.17     7.1861    7.2408     53.72%
  292  3/25/2030         205,698.18       9,251.22     7.1853    7.2396     53.97%
  293  4/25/2030         198,332.78       8,962.00     7.1834    7.2388     54.22%
  294  5/25/2030         191,188.28       8,681.04     7.1838    7.2392     54.49%
  295  6/25/2030         184,258.51       8,408.11     7.1826    7.2380     54.76%
  296  7/25/2030         177,537.46       8,143.00     7.1822    7.2376     55.04%
  297  8/25/2030         171,019.30       7,885.44     7.1810    7.2365     55.33%
  298  9/25/2030         164,698.30       7,635.21     7.1807    7.2361     55.63%
  299 10/25/2030         158,568.91       7,392.25     7.1799    7.2353     55.94%
  300 11/25/2030         152,625.81       7,156.28     7.1788    7.2334     56.27%
  301 12/25/2030         146,863.75       6,927.11     7.1788    7.2334     56.60%
  302  1/25/2031         141,277.65       6,704.55     7.1788    7.2334     56.95%
  303  2/25/2031         135,862.56       6,488.39     7.1788    7.2334     57.31%
  304  3/25/2031         130,613.63       6,278.45     7.1788    7.2334     57.68%
  305  4/25/2031         125,526.16       6,074.64     7.1788    7.2334     58.07%
  306  5/25/2031         120,595.62       5,876.74     7.1788    7.2334     58.48%
  307  6/25/2031         115,817.58       5,684.59     7.1788    7.2334     58.90%
  308  7/25/2031         111,187.71       5,498.03     7.1788    7.2334     59.34%
  309  8/25/2031         106,701.83       5,316.90     7.1788    7.2334     59.80%
  310  9/25/2031         102,355.83       5,141.05     7.1788    7.2334     60.27%
  311 10/25/2031          98,145.75       4,970.33     7.1788    7.2334     60.77%
  312 11/25/2031          94,067.72       4,804.61     7.1788    7.2334     61.29%
  313 12/25/2031          90,117.98       4,643.75     7.1788    7.2334     61.84%
  314  1/25/2032          86,292.86       4,487.60     7.1788    7.2334     62.41%
  315  2/25/2032          82,588.82       4,336.05     7.1788    7.2334     63.00%
  316  3/25/2032          79,002.38       4,188.95     7.1788    7.2334     63.63%
  317  4/25/2032          75,530.18       4,046.20     7.1788    7.2334     64.28%
  318  5/25/2032          72,168.95       3,907.66     7.1788    7.2334     64.98%
  319  6/25/2032          68,915.50       3,773.23     7.1788    7.2334     65.70%
  320  7/25/2032          65,766.73       3,642.78     7.1788    7.2334     66.47%
  321  8/25/2032          62,719.63       3,516.20     7.1788    7.2334     67.27%
  322  9/25/2032          59,771.26       3,393.39     7.1788    7.2334     68.13%
  323 10/25/2032          56,918.79       3,274.25     7.1788    7.2334     69.03%
  324 11/25/2032          54,159.44       3,158.66     7.1788    7.2334     69.99%
  325 12/25/2032          51,490.50       3,046.53     7.1788    7.2334     71.00%
  326  1/25/2033          48,909.36       2,937.76     7.1788    7.2334     72.08%
  327  2/25/2033          46,413.48       2,832.27     7.1788    7.2334     73.23%
  328  3/25/2033          44,000.36       2,729.95     7.1788    7.2334     74.45%
  329  4/25/2033          41,667.61       2,630.72     7.1788    7.2334     75.76%
  330  5/25/2033          39,412.87       2,534.48     7.1788    7.2334     77.17%
  331  6/25/2033          37,233.86       2,441.17     7.1788    7.2334     78.68%
  332  7/25/2033          35,128.37       2,350.69     7.1788    7.2334     80.30%
  333  8/25/2033          33,094.25       2,262.97     7.1788    7.2334     82.06%
  334  9/25/2033          31,129.39       2,177.92     7.1788    7.2334     83.96%
  335 10/25/2033          29,231.76       2,095.47     7.1788    7.2334     86.02%
  336 11/25/2033          27,399.37       2,015.55     7.1788    7.2334     88.27%
  337 12/25/2033          25,630.31       1,938.09     7.1788    7.2334     90.74%
  338  1/25/2034          23,922.69       1,863.02     7.1788    7.2334     93.45%
  339  2/25/2034          22,274.70       1,790.26     7.1788    7.2334     96.45%
  340  3/25/2034          20,684.56       1,719.76     7.1788    7.2334     99.77%
  341  4/25/2034          19,150.56       1,651.44     7.1788    7.2334    103.48%
  342  5/25/2034          17,671.01       1,585.26     7.1788    7.2334    107.65%
  343  6/25/2034          16,244.30       1,521.14     7.1788    7.2334    112.37%
  344  7/25/2034          14,868.84       1,459.03     7.1788    7.2334    117.75%
  345  8/25/2034          13,543.09       1,398.87     7.1788    7.2334    123.95%
  346  9/25/2034          12,265.56       1,340.60     7.1788    7.2334    131.16%
  347 10/25/2034          11,034.80       1,284.17     7.1788    7.2334    139.65%
  348 11/25/2034           9,849.39       1,229.53     7.1788    7.2334    149.80%
  349 12/25/2034           8,707.96       1,176.63     7.1788    7.2334    162.15%
  350  1/25/2035           7,609.18       1,125.42     7.1788    7.2334    177.48%
  351  2/25/2035           6,551.75       1,075.84     7.1788    7.2334    197.05%
  352  3/25/2035           5,534.42       1,027.85     7.1788    7.2334    222.86%
  353  4/25/2035           4,555.94         981.41     7.1788    7.2334    258.50%
  354  5/25/2035           3,615.15         936.47     7.1788    7.2334    310.85%
  355  6/25/2035           2,710.87         892.78     7.1788    7.2334    395.20%
  356  7/25/2035           1,842.19         859.12     7.1788    7.2334    559.63%
  357  8/25/2035             999.41          726.2     7.1788    7.2334    871.95%
  358  9/25/2035             281.98         153.49     7.1788    7.2334    653.20%
  359 10/25/2035             130.97          90.36     7.1788    7.2334
  360 11/25/2035              41.76          41.21     7.1788    7.2334
  361 12/25/2035               0.91           0.92     7.1788    7.2334
Total